UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 8, 2015

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	000-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California  90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2015, AECOM (the “Company”) announced that W. Troy Rudd has been appointed Executive Vice President and Chief Financial Officer effective as of October 5, 2015.  Mr. Rudd, age 51, started with the Company in 2009 and currently serves as the Company’s Senior Vice President and Treasurer; Chief Operating Officer, Design Consulting Services (DCS) Americas; and Chief Financial Officer, DCS Global.  Stephen M. Kadenacy, the Company’s current President and Chief Financial Officer, will continue to serve as President of the Company effective October 5, 2015.  A copy of the press release announcing Mr. Rudd’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

    99.1                Press Release, dated September 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: September 8, 2015	By:	/s/ David Y. Gan
David Y. Gan
Senior Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 8, 2015.